EXHIBIT 10.6


                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (this "Agreement") is made and given as of this 27th day of December, 1996, by (i) BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Brookdale"), (ii) THE PRIME GROUP, INC., PRIME INTERNATIONAL, INC. and PGLP, INC., each an Illinois corporation (collectively, the "Prime Companies"), (iii) PRIME GROUP LIMITED PARTNERSHIP and PRIME GROUP II, each an Illinois limited partnership (collectively, the "Partnerships"), and
(iv) BROOKDALE LIVING COMMUNITIES OF ILLINOIS, INC., BROOKDALE LIVING COMMUNITIES OF NEW YORK, INC. and BROOKDALE LIVING COMMUNITIES OF ARIZONA, INC., each a Delaware corporation (collectively, the "Subtenants" and, together with Brookdale, the Prime Companies and the Prime Partnerships, the "Guarantors"), for the benefit of HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, "HRP").

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Master Lease Agreement, dated as of the date hereof (the "Lease"), HRP has agreed to lease to BLC Property, Inc., a Delaware corporation (the "Tenant"), certain real property, together with the related improvements and personal property, as more particularly described in the Lease; and

         WHEREAS, it is a condition precedent to HRP's entering into the Lease that the Guarantors, jointly and severally, guarantee all of the payment and performance obligations of the Tenant with respect to the Lease; and

         WHEREAS, the transactions contemplated by the Lease are of direct material benefit to each of the Guarantors;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Lease. The Lease and the Incidental Documents are herein referred collectively referred to as the "Transaction Documents."

         2. Guaranteed Obligations. For purposes of this Agreement, the term "Guaranteed Obligations" shall mean the payment and performance of each and every obligation of the Tenant to HRP, under the Transaction Documents or relating

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thereto,  whether now  existing or hereafter  arising,  and  including,  without limitation, the payment of the full amount of the Rent payable under the Lease.

         3.   Representations  and  Covenants.   The  Guarantors,   jointly  and
severally, represent, warrant, covenant and agree that:

                  3.1 Incorporation of Representations and Warranties. The representations and warranties of the Tenant and its Affiliated Persons set forth in the Transaction Documents are true and correct on and as of the date hereof in all material respects.

                  3.2 Performance of Covenants and Agreements. Each of the Guarantors hereby agrees to take all lawful action in its power to cause the Tenant duly and punctually to perform all of the covenants and agreements set forth in the Transaction Documents.

                  3.3 Validity of Agreement. The Guarantors have duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of the Guarantors, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and subject to general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of the Guarantors and such execution, delivery and performance by the Guarantors will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of any of the Guarantors pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which any Guarantor may be a party or by which the Guarantors or any property or assets of a Guarantor may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgement or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  3.4 Payment of Expenses. The Guarantors jointly and severally agree, as principal obligors and not as guarantors only, to pay to HRP forthwith, upon demand, in immediately available federal funds, all costs and expenses (including reasonable attorneys' fees and disbursements) incurred or expended by HRP in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the Overdue Rate. The Guarantors' joint and several

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covenants  and  agreements  set  forth in this  Section  3.4 shall  survive  the termination of this Agreement.

                  3.5 Notices. Each of the Guarantors shall promptly give notice to HRP of any event known to it which might reasonably result in a material adverse change in the financial condition of any Guarantor.

                  3.6 Reports. Each of the Guarantors shall promptly provide to HRP each of the financial reports, certificates and other documents required of such Guarantor under the Transaction Documents.

                  3.7 Books and Records. Each of the Guarantors shall at all times keep proper books of record and account in which full, true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles and shall set aside on its books from its earnings for each fiscal year all such proper reserves, including reserves for depreciation, depletion, obsolescence and amortization of its properties during such fiscal year, as shall be required in accordance with generally accepted accounting principles, consistently applied, in connection with its business. Each Guarantor shall permit access to HRP and its agents to the books and records maintained by such Guarantor during normal business hours and upon reasonable notice.

                  3.8 Taxes, Etc. Each Guarantor shall pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon such Guarantor or the income of such Guarantor or upon any of the property, real, personal or mixed of such Guarantor, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon any property and result in a material adverse change in the financial condition of any such Guarantor; provided, however, that such Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted and if such Guarantor shall have set aside on its books such reserves of such Guarantor, if any, with respect thereto as are required by generally accepted accounting principles.

                  3.9 Legal Existence. Each Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and shall not, other than (x) as a result of the closing of the IPO or as otherwise permitted by the Lease or (y), in the case of each of the Subtenants, as a result of the transfer of the capital stock of the Tenant to The Prime Group, Inc., suffer or permit any Change in Control of, or transfer of interests in, such Guarantor without the prior written consent of HRP, which consent may be
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                                       -4-

given or withheld by HRP in HRP's sole discretion, for any reason or for no reason at all.

                  3.10 Compliance. Each Guarantor shall use reasonable business efforts to comply in all material respects with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of the business of such Guarantor and the ownership of the property of such Guarantor (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls).

                  3.11   Insurance.   Each  Guarantor   shall   maintain,   with
financially sound and reputable insurers, insurance with respect to the properties and business of such Guarantor against loss or damage of the kinds customarily insured against by owners of established reputation engaged in the same or similar businesses and similarly situated, in such amounts and by such methods as shall be customary for such owners and deemed adequate by such Guarantor.

                  3.12 Financial Statements, Etc. The financial statements previously delivered to HRP by each Guarantor fairly present the financial condition of such Guarantor in accordance with generally accepted accounting principles consistently applied and there has been no material adverse change from the date thereof through the date hereof.

                  3.13 Restricted Payments, Etc. The Guarantors shall not declare, order, pay or make, directly or indirectly, any Restricted Payment (as defined below) or any payment to any Affiliated Person as to any Guarantor (including payments in the ordinary course of business and payment pursuant to management agreements with any such Affiliated Person) or set apart any sum or property therefor, or agree to do so, if, at the time of such proposed action, or immediately after giving effect thereto, any event or condition shall exist which constitutes an Event of Default.

         For purposes of this Section 3.13, the term "Restricted Payment" shall mean (i) any declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Guarantor, (ii) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock of corporation, (iii) any other distribution on or in respect of any shares of any class of capital stock of a corporation, or (iv) any return of capital to shareholders.

         4. Guarantee. The Guarantors hereby jointly and severally unconditionally guarantee that the Guaranteed Obligations which are monetary obligations shall be paid in full when due and payable, whether upon demand, at the stated or accelerated maturity thereof pursuant to any Transaction Document, or
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                                       -5-

otherwise, and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Transaction Documents. With respect to the Guaranteed Obligations which are monetary obligations, this guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, the Guarantors shall, within five (5) Business Days after receipt of notice from HRP, pay or cause to be paid to HRP the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Transaction Documents) or perform or cause to be performed such obligations in accordance with the Transaction Documents.

         5. Set-Off. Each of the Guarantors hereby authorizes HRP, at any time and without notice to the Guarantors, to set off the whole or any portion or portions of any or all sums credited by or due from HRP to such Guarantor against amounts payable under this Agreement. HRP shall promptly notify the applicable Guarantor or Guarantors of any such set-off made by HRP and the application made by HRP of the proceeds thereof.

         6. Unenforceability of Guaranteed Obligations, Etc. If the Tenant is for any reason under no legal obligation to discharge any of the Guaranteed Obligations (other than because the same have been previously discharged in accordance with the terms of the Transaction Documents), or if any other moneys included in the Guaranteed Obligations have become unrecoverable from the Tenant by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Transaction Document or any limitation on the liability of the Tenant thereunder not contemplated by the Transaction Documents or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Agreement shall nevertheless remain in full force and effect and shall be binding upon the Guarantors to the same extent as if the Guarantors at all times had been the principal joint and several debtors on all such Guaranteed Obligations.

         7. Additional Guarantees. This Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.

         8. Consents and Waivers, Etc. The Guarantors hereby jointly and severally acknowledge receipt of correct and complete copies of each of the Transaction Documents, and consent to all

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                                       -6-

of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance with the terms and conditions thereof, and, except as otherwise provided herein, to the maximum extent permitted by applicable law, waive (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default under any of the Guaranteed Obligations or the Transaction Documents, (d) notice of the terms, time and place of any private or public sale of any collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against the Tenant or any other guarantor of the Guaranteed Obligations, under or pursuant to the Transaction Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent the Guarantors lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Agreement, or any of the Transaction Documents or the Guaranteed Obligations (other than that the same have been discharged in accordance with the Transaction Documents).

         9. No Impairment, Etc. The joint and several obligations, covenants, agreements and duties of the Guarantors under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to the Guarantors, or any waiver by HRP or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by the Tenant or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents or any indulgence in or the extension of the time for payment by the Tenant or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by the Tenant or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof (except that with respect to any extension of time for payment or performance of any of the Guaranteed Obligations granted by HRP or any other holder of such Guaranteed Obligations to Tenant, the Guarantors' obligations to pay or perform such Guaranteed Obligation shall be subject to the same extension of time for performance), or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Tenant or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other

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                                       -7-

disposition of all or substantially all the assets of the Tenant or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting the Tenant or any other guarantor or any assets of the Tenant or any such other guarantor, or the release or discharge of the Tenant or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

         10. Reimbursement, Subrogation, Etc. The Guarantors hereby jointly and severally covenant and agree that no Guarantor will enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the Tenant (or any other person against whom HRP may proceed) with respect to the Guaranteed Obligations prior to the payment in full of all amounts owing with respect to the Lease, and until all indebtedness of the Tenant to HRP shall have been paid in full, no Guarantor shall have any right of subrogation, and each of the Guarantors waives any defense it may have based upon any election of remedies by HRP which destroys such Guarantor's subrogation rights or such Guarantor's rights to proceed against the Tenant for reimbursement, including, without limitation, any loss of rights such Guarantor may suffer by reason of any rights, powers or remedies of the Tenant in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to HRP. Until all obligations of the Tenant pursuant to the Transaction Documents shall have been paid and satisfied in full, each of the Guarantors further waives any right to enforce any remedy which HRP now has or may in the future have against the Tenant, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HRP.

         11. Defeasance. (a) Except as expressly provided in paragraph (b) below with respect to certain of the Guarantors, this Agreement shall terminate at such time as the Guaranteed Obligations have been paid and performed in full and all other obligations of the Guarantors to HRP under this Agreement have been satisfied in full; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Tenant), this Agreement, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination.

         (b) Provided that no (i) monetary Default, (ii) Default with respect to which HRP shall have given Notice thereof to Tenant, or (iii) Event of Default shall have occurred and be continuing under the Lease, in the event that the IPO shall be consummated and (x) the common shares of Brookdale issued in

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connection  therewith  shall not be subject to redemption,  (y) Brookdale  shall have a resulting equity market capitalization of not less than Thirty-Five Million Dollars ($35,000,0000) and (z) HRP shall receive such evidence thereof as HRP may reasonably require, HRP shall, promptly upon the written request of any Guarantor other than Brookdale and the Subtenants, release such Guarantor (other than Brookdale and the Subtenants) from all obligations and liabilities arising under this Agreement subsequent to the release date, HRP agreeing, in connection with any such release, promptly to execute and deliver to the released Guarantors all documents reasonably necessary to effect such release. It is expressly understood and agreed that Brookdale and the Subtenants shall not be released from their liabilities and obligations under this Agreement, except as provided in paragraph (a) above.

         12. Notices. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

         (c)  All such notices shall be addressed,

         if to HRP to:

                  Health and Retirement Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02158
                  Attn:  Mr. David J. Hegarty
                  [Telecopier No. (617) 332-2261]

         with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Attn:  Jennifer B. Clark, Esq.
                  [Telecopier No. (617) 338-2880]


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                                       -9-


         if to any of the Guarantors to:

                  c/o The Prime Group, Inc.
                  77 West Wacker Drive, Suite 3900
                  Chicago, Illinois  60601
                  Attn:  Mr. Michael W. Reschke
                  [Telecopier No. (312) 917-1511]

         with a copy to:

                  The Prime Group, Inc.
                  77 West Wacker Drive, Suite 3900
                  Chicago, Illinois  60601
                  Attn:  Mr. Robert J. Rudnik, Esq.
                  [Telecopier No. (312) 917-1684]

         and to:

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois  60601-9703
                  Attn:  Wayne D. Boberg, Esq.
                  [Telecopier No. (312) 558-5700]

         (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         13. Successors and Assigns. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of the Guarantors which are contained in this Agreement shall inure to the benefit of HRP's successors and assigns, including without limitation said holders, whether so expressed or not.

         14. Applicable Law. Except as to matters regarding the internal affairs of HRP and issues of or limitations on any personal liability of the shareholders and trustees of HRP for obligations of HRP, as to which the laws of the State of Maryland shall govern, this Agreement, the Transaction Documents and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby and thereby shall be interpreted, construed, applied and enforced in accordance with the laws of the State of New York applicable to contracts between residents of New York which are to be performed entirely within New York, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance

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                                      -10-

required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of New York; or (vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in the State of New York as may be provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of New York and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         15. Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure by a Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by HRP, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstances. This Agreement may not be amended except by an instrument in writing executed by or on behalf of the party against whom enforcement of such amendment is sought.

         16. Waiver of Rights by HRP. Neither any failure nor any delay on HRP's part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         17. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         18. Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         19. Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         20. Remedies Cumulative. No remedy herein conferred upon HRP is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         21. NON-LIABILITY OF TRUSTEES. THE DECLARATION PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         22. NON-RECOURSE. ANYTHING CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT TO THE CONTRARY NOTWITHSTANDING, NO RECOURSE SHALL BE HAD FOR ANY OF THE GUARANTEED OBLIGATIONS OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS AGAINST ANY SHAREHOLDER, PARTNER, AGENT, DIRECTOR, OFFICER OR EMPLOYEE OF ANY GUARANTOR, AND NO SUCH PERSON SHALL BE HELD LIABLE FOR ANY OF THE GUARANTEED OBLIGATIONS OR FOR ANY OTHER OBLIGATION UNDER THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS. IT IS UNDERSTOOD THAT THE
PRECEDING SENTENCE SHALL NOT (A) AFFECT THE ABILITY OF HRP TO ENFORCE THE GUARANTEED OBLIGATIONS AGAINST THE GUARANTORS IN ACCORDANCE WITH THIS AGREEMENT AND (B) IN THE EVENT ANY OF MALFEASANCE, SUCH AS FRAUD, MISAPPROPRIATION OF FUNDS OR INTENTIONAL MISREPRESENTATION, ESTOP ANY HOLDER OF GUARANTEED OBLIGATIONS FROM OTHERWISE MAKING A CLAIM AGAINST THE PERSON OR PERSONS COMMITTING SUCH MALFEASANCE.

         WITNESS the execution hereof under seal as of the date above first written.

                                       BROOKDALE LIVING COMMUNITIES, INC.


                                       By: /s/
                                          Its Executive (Vice) President


                                       THE PRIME GROUP, INC.


                                       By: /s/
                                          Its Executive (Vice) President


                                       PRIME INTERNATIONAL, INC.


                                       By: /s/
                                          Its Executive (Vice) President


                                       PGLP, INC.


                                       By: /s/
                                          Its (Vice) President


                                       PRIME GROUP LIMITED PARTNERSHIP


                                       By: /s/ Michael W. Reschke
                                          Michael W. Reschke, its
                                          Managing General Partner


                                       PRIME GROUP II, L.P.


                                       By:  PGLP, INC., its Managing
                                                General Partner


                                                By: /s/
                                                   Its (Vice) President

                                       BROOKDALE LIVING COMMUNITIES OF
                                       ILLINOIS, INC.


                                       By: /s/
                                          Its Executive (Vice) President


                                       BROOKDALE LIVING COMMUNITIES OF NEW
                                       YORK, INC.


                                       By: /s/
                                          Its Executive (Vice) President


                                       BROOKDALE LIVING COMMUNITIES OF
                                       ARIZONA, INC.


                                       By: /s/
                                          Its Executive (Vice) President